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                                                                   EXHIBIT 10.32

                             HIGH SPEED ACCESS CORP.
                  1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


         1. PURPOSE. The purpose of this Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Directors of the Company to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to attract and retain the services of Directors.


         2. DEFINITIONS. For purposes of this Plan, capitalized words and phrases shall have the following meanings:

              A. BOARD. The word "Board" means the Company's Board of Directors.

              B. CODE. The word "Code" means the Internal Revenue Code of 1986, as amended.

              C. COMMON STOCK. The term "Common Stock" means the Company's common stock, $.01 par value per share.

              D. COMPANY. The word "Company" means High Speed Access Corp., a Delaware corporation, with its principal place of business at 4100 East Mississippi Avenue, Denver, Colorado 80246.

              E. COMPENSATION COMMITTEE. The term "Compensation Committee" means the committee appointed by the Board to administer the Plan, pursuant to Section 4 hereof. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

              F. DATE OF GRANT. The term "Date of Grant" means the effective date on which an Option is awarded to a Participant, as set forth in the Option Agreement executed pursuant to Section 7 by the Participant and by a member of the Compensation Committee on behalf of the Company.

              G. DIRECTOR. The word "Director" means any individual who is a member of the Board of Directors of the Company.

              H. DISABILITY. The word "Disability" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders a


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Participant unable to engage in any substantial gainful activity.

              I. EMPLOYEE. The word "Employee" means any part-time or full-time employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan.

              J. EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

              K. NON-EMPLOYEE DIRECTOR. The term "Non-Employee Director" means a Director who is not an Employee.

              L. OPTION. The word "Option" means a non-qualified option to purchase shares of Common Stock.

              M. OPTION AGREEMENT. The term "Option Agreement" means an agreement between the Company and a Participant with respect to one or more Options.

              N. OPTION PRICE. The term "Option Price" means the price to be paid for Common Stock upon the exercise of an Option granted under the Plan, in accordance with Section 7 hereof.

              O. PARTICIPANT. The word "Participant" means a Non-Employee Director of the Company who has outstanding an Option granted under the Plan.

              P. PLAN. The word "Plan" means the High Speed Access Corp. 1999 Non-Employee Directors Stock Option Plan, as set forth herein, and as amended from time to time.

              Q. SUBSIDIARY. The word "Subsidiary" means, as defined in Code
Section 424(f), any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

         3. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 8 hereof, the aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed three hundred thousand (300,000) shares. Authorized and unissued shares shall be delivered under the Plan. If any Option expires or terminates for any reason, the shares of Common Stock subject thereto shall again become available under the Plan to the extent permitted by law.

         4. ADMINISTRATION. The Compensation Committee shall have full power and


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authority to construe, interpret and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the Company's best interests. The decision of a majority of the members of the Compensation Committee shall constitute the decision of the Compensation Committee and the Compensation Committee may act either at a meeting at which a majority of the members of the Compensation Committee are present, or by a writing signed by all of the members of the Compensation Committee. The interpretation of any provisions of the Plan by the Compensation Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Compensation Committee in administering the Plan.

         5. GRANT OF OPTIONS. Awards in the form of Options shall be granted to Non-Employee Directors in accordance with Section 7. Subject to the terms, provisions and conditions of the Plan, the Compensation Committee shall have exclusive jurisdiction: [i] to fix such other provisions of the Option Agreement as it may deem necessary or desirable consistent with the terms of the Plan; and [ii] to determine all other questions relating to the administration of the Plan.

         6. ELIGIBILITY. All Non-Employee Directors of the Company will participate in the Plan. Directors are not Employees if at the Date of Grant they are not an Employee of the Company or any of its Subsidiaries.

         7. TERMS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an Option Agreement signed by the Participant and by a member of the Compensation Committee on behalf of the Company. An Option Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Option Agreement, shall be bound by the terms and restrictions of the Plan and of the Option Agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan as the Compensation Committee may deem appropriate.

              A. GRANT OF OPTION. On the effective date of the Plan (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director), each Non-Employee Director shall automatically be granted an Option to purchase seventeen thousand five hundred (17,500) shares of Common Stock. On the first business day of each subsequent calendar year in which a Participant serves as a Non-Employee Director, provided such Non-Employee Director has served as such for a period of at least six months, he shall receive an Option to purchase seven thousand five hundred (7,500) shares of Common Stock.

              B. SUPPLEMENTAL GRANTS. Additional Options may be granted to Non-Employee Directors from time to time by the Compensation Committee to reward extraordinary or special services by a Director, provided that each grant of additional Options under this Section 7.B shall be subject to the unanimous approval of the remaining Directors.
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              C. OPTION PRICE. The Option Price per share of Common Stock shall be not less than the fair market value per share of Common Stock on the Date of Grant. The fair market value per share of Common Stock means, as of any date, the fair market value of Common Stock determined as follows:

              [1] if the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") system, its Fair Market Value shall be the average of the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the ten
       (10) consecutive trading days immediately preceding such given date;

              [2] if the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average between the high bid and low asked prices for the Common Stock for the ten (10) consecutive trading days immediately preceding such given date; and

              [3] if the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Compensation Committee, in good faith, shall determine.

              D. LAPSE OF OPTION. An Option shall expire and no longer be exercisable at the earliest of the following times:

              [1] ten (10) years from the Date of Grant;

              [2] three (3) months after the Director=s termination of service with the Company for reasons other than Disability, retirement from service as a Director or death; or

              [3] one (1) year after termination of service with the Company because of the Director's death, Disability or retirement from service as a Director.

              E. EXERCISE PERIOD. Each Option granted to a Non-Employee Director on the effective date of the Plan (or granted when a Non-Employee Director is first elected or begins to serve as a Non-Employee Director) shall be exercisable immediately. Each Option granted to a Non-Employee Director in each subsequent year thereafter shall vest and become exercisable ratably over the remaining term for which the



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Director is then serving.

              F. MANNER OF EXERCISE. To exercise an Option, the Participant shall deliver to the Company: [i] seven (7) days' prior written notice specifying the number of shares as to which the Option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for purpose of resale or distribution; and [ii] payment by the Participant, or a broker-dealer (as provided in Section 7.G hereof), for such shares of the Option Price for the number of shares with respect to which the Option is exercised. On or before the expiration of the seven (7) day notice period, and provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Participant, deliver to Participant, at the offices of the Company, or at such other place as may be mutually acceptable, or, at the election of the Company, by certified mail addressed to Participant at Participant's address as shown in the records of the Company, a certificate or certificates for the Common Stock. Options are exercisable only in whole shares. If a Participant fails to accept delivery of the Common Stock, the Participant's rights to exercise the applicable portion of the Option shall terminate.

              G. PAYMENT FOR SHARES. Except as otherwise provided in this
Section 7, the Option Price for the Common Stock shall be paid in full when an Option is exercised. Subject to such rules as the Committee may impose and the terms of the Option Agreement, the Option Price may be paid in whole or in part [i] in cash, [ii] by certified or cashier's check, [iii] in whole shares of Common Stock owned by the Participant evidenced by negotiable certificates, [iv] by such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act of the delivery of the proceeds of an imminent sale of the Common Stock to be issued pursuant to the exercise of such Option, such sale to be made at the direction of the Participant), or [v] by a combination of such methods of payment. If payment of the Option Price is made in Common Stock, the value of the Common Stock used for payment of the Option Price shall be the fair market value of the Common Stock, determined in accordance with Section 7.C hereof, on the business day preceding the day written notice of exercise is delivered to the Company.

              H. TRANSFERABILITY OF OPTIONS. During a Participant's lifetime, an Option shall be exercisable only by Participant, and neither an Option nor any right hereunder shall be transferable except by will or by the laws of descent and distribution. The Option may not be subject to execution or other similar process. If a Participant attempts to alienate, assign, pledge, hypothecate or otherwise dispose of an Option or any of Participant's rights hereunder, except as provided herein, or in the event of any levy, attachment, execution or similar process upon the rights or interests hereby conferred, the



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Company may, in its sole and absolute discretion, terminate an Option by notice to Participant and it shall thereupon become null and void.

         8. ADJUSTMENT OF SHARES. In the event of a capital adjustment after the effective date of the Plan in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or consolidation, or any other change (after the effective date of the Plan) in the nature or number of shares of Common Stock of the Company, a proportionate adjustment shall be made in the maximum number and kind of shares which may be delivered under the Plan, and in the Option Price and the number and kind of shares of Common Stock covered by outstanding Options granted under the Plan. By virtue of such a capital adjustment, the price of any share under an Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option. No fractional shares shall become available for Options as a result of such adjustments. Such determination by the Compensation Committee shall be conclusive.

         9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Upon the exercise of an Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws (the "Securities Laws") relating to the shares of Common Stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of the Securities Laws, the shares of Common Stock may be issued only if the Participant represents and warrants in writing to the Company that the shares being purchased are being acquired for investment and not with a view to the distribution thereof. The shares of Common Stock issuable upon exercise of an Option shall contain such legends or other restrictive endorsements as counsel for the Company shall deem necessary or proper. No shares of Common Stock shall be purchased upon the exercise of any Option unless and until there shall have been satisfied any applicable requirements of the Securities and Exchange Commission or other regulatory agencies having jurisdiction and of any exchanges upon which stock of the Company may be listed.

         10. NO RIGHTS AS SHAREHOLDER. No Participant shall have any rights as a shareholder with respect to Common Stock subject to a Participant's Option before the date of transfer to the Participant of a certificate or certificates for such shares. Nothing in the Plan shall confer upon any Participant any right to serve as a Director for any period of time.

         11. TERMINATION. The Plan shall terminate on January 28, 2009, ten (10) years from the earlier of the date it was adopted by the Board or approved by the shareholders of the Company, and may be terminated at any earlier time by the Compensation Committee. No Option shall be granted after termination of the Plan. Termination of the Plan, however, shall not affect the validity of any Option theretofore



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granted under the Plan.

         12. AMENDMENT. The Board shall have the right, at any time, to amend, suspend or terminate the Plan, except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including, without limitation, Securities and Exchange Commission Rule 16b-3.. No amendment of the Plan, however, may, without the consent of the Participant, make any changes in any outstanding Option theretofore granted under the Plan which would adversely affect the rights of such Participant.

         13. GOVERNING LAW. This Plan and the Option Agreements entered into under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         14. EFFECTIVE DATE. The effective date of the Plan shall be January 29, 1999.


                                           HIGH SPEED ACCESS CORP.



                                           By: /s/ Ron Pitcock
                                              ----------------------------------
                                           Title: President
                                                 -------------------------------

ATTEST:


/s/ John G. Hundley
------------------------------



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